Supplement No. 1 dated October 15, 1998
to
Prospectus dated November 1, 1997
for
STATE STREET RESEARCH EQUITY INVESTMENT FUND a series of State Street Research Equity Trust

Management of the Fund

   Under the above caption at page 25 of the Prospectus, the seventh paragraph is revised in its entirety as follows:

   "The Fund is managed by Peter A. Zuger. Mr. Zuger has managed the Fund since October 1998. Mr. Zuger's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as a Vice President and portfolio manager at American Century Investment Management Company."